SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2026

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2026, Charter Communications, Inc. (the “Company”) announced the appointment of Nick Jeffery as Chief Operating Officer of the Company, effective September 1, 2026.

Mr. Jeffery, age 58, served as President and Chief Executive Officer of Frontier Communications from 2021 until its acquisition by Verizon in January 2026.  Mr. Jeffery has over 30 years of expertise and leadership in the telecommunications industry. Prior to joining Frontier Communications, he was a member of the Vodafone Group Executive Committee, a world-leading wireless and wireline operator and, as CEO, led the turn-around of Vodafone UK, the company’s home market.  Mr. Jeffery founded and grew Vodafone’s Internet of Things business to become a world leader. Mr. Jeffery was additionally a Trustee of The Vodafone Foundation.  Prior to joining Vodafone, Mr. Jeffery also spent more than a decade at Cable & Wireless, one of the world’s largest wireline companies, where he was CEO from 2012-2013.  He was Head of Worldwide Sales and European EVP at Ciena Inc. from 2002 until 2004.  In 2020 Mr. Jeffery was named CEO of the Year at the Mobile Industry Awards.  Mr. Jeffery is a graduate of the University of Warwick, U.K. with a B.S. in Economics, and a graduate of both INSEAD-Europe and Wharton U.S. Management Development programs.

There are no arrangements or understandings between Mr. Jeffery and any other persons pursuant to which Mr. Jeffery was appointed as Chief Operating Officer of the Company.

Employment Agreement with Mr. Jeffery

On February 24, 2026, the Company and Mr. Jeffery entered into an employment agreement.  The employment agreement provides for Mr. Jeffery’s appointment as Chief Operating Officer of the Company effective September 1, 2026, and has a term ending on September 1, 2029, subject to renewal by the Company (or upon an earlier termination of employment).  Pursuant to the employment agreement, Mr. Jeffery will receive an annual base salary of at least $1,500,000 and a target annual bonus opportunity of 225% of his annual base salary.  Mr. Jeffery’s annual bonus for 2026 will be prorated based on the number of days remaining in 2026 as of the effective date.  Generally no later than 30 days following the effective date, Mr. Jeffery will be granted the following equity awards:  (a) stock options with a grant date fair value of $20,000,000, which will vest 25% on September 1, 2028, 50% on September 1, 2029 and 25% on September 1, 2030, subject to his continued employment with the Company on each applicable vesting date or an earlier qualifying termination of service; and (b) restricted stock units with a grant date fair value of $500,000, which will vest in full on September 1, 2029, subject to his continued employment with the Company or an earlier qualifying termination of service.  Mr. Jeffery will also be granted annual equity awards with a target grant date fair value of at least $11,750,000 in a mix of options and restricted stock units (or entirely as options if elected by Mr. Jeffery), provided that for 2026, the target grant date fair value will be $5,875,000 instead.

Mr. Jeffery will participate in the Company’s employee benefit plans and receive perquisites as generally provided to other senior executives of the Company. In addition, the Company will reimburse Mr. Jeffery for all reasonable and necessary expenses incurred in connection with the performance of his duties, and Mr. Jeffery is entitled to use Company aircraft for commuting and up to 40 hours of discretionary personal use per calendar year (without carryover).

The employment agreement provides that, if Mr. Jeffery’s employment is terminated involuntarily by the Company without cause, by Mr. Jeffery for good reason or upon the Company’s non-renewal of the term, he would be eligible for (a) a cash severance payment equal to two times the sum of his annual base salary and target annual bonus opportunity for the year in which the termination occurs, (b) a prorated annual bonus for the year of termination based on actual performance, (c) a cash payment equal to the cost of COBRA coverage for 24 months and (d) outplacement services for up to 12 months.  In the event of the termination of Mr. Jeffery’s employment due to death or disability prior to the expiration of the term of the employment agreement, he would be eligible for a prorated annual bonus for the year of termination based on actual performance.

The termination benefits described above are generally subject to Mr. Jeffery’s execution of a release of claims in favor of the Company and its affiliates.  In addition, Mr. Jeffery has agreed to comply with covenants concerning non-disclosure of confidential information, assignment of intellectual property and non-disparagement of the Company and, for two years following February 24, 2026, covenants concerning non-competition and non-solicitation of customers and employees of the Company and its affiliates.

A copy of the employment agreement is filed herewith as Exhibit 10.1. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of that document that is filed as Exhibit 10.1 and incorporated by reference herein.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The press release announcing the appointment of Mr. Jeffery as Chief Operating Officer is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

10.1	Employment Agreement, dated as of February 24, 2026, by and between Charter Communications, Inc. and Nick Jeffery.
99.1	Press Release dated February 25, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: February 25, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings, LLC
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: February 25, 2026		Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Jamal Haughton
Jamal Haughton
Date: February 25, 2026		Executive Vice President, General Counsel and Corporate Secretary